Exhibit 10.35

THIRD AMENDMENT TO pledge and security agreement

THIS THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is effective as of October 24, 2015, but executed on November 10, 2015, among WILHELMINA INTERNATIONAL, INC., a Delaware corporation (“Borrower”), AMEGY BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), and each of the Guarantors set forth on the signature pages hereof (each a “Guarantor”, and collectively, “Guarantors”).

recitals

WHEREAS, heretofore, as of April 20, 2011, Borrower and Lender entered into that certain Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of January 1, 2012, that certain Second Amendment to Credit Agreement dated as of October 24, 2012, and that certain Third Amendment to Credit Agreement dated as of July 31, 2014 (the “Existing Credit Agreement”), pursuant to which Borrower, among other things, made, executed and delivered that certain Second Amended and Restated Line of Credit Promissory Note dated as of October 24, 2012 in the original principal amount of $5,000,000.00 payable to the order of Lender (the “Existing Line of Credit Note”);

WHEREAS, in connection with the Existing Credit Agreement and as security for the extensions of credit by Lender thereunder, (a) Borrower and Guarantors (other than Wilhelmina Creative, LLC) executed and delivered to Lender that certain Pledge and Security Agreement dated as of April 20, 2011, as amended by First Amendment to Pledge and Security Agreement dated as of January 1, 2012 and Second Amendment to Pledge and Security Agreement dated October 24, 2012, and (b) Wilhelmina Creative, LLC, at the time of its formation as an additional subsidiary of Borrower, executed and delivered to Lender pursuant to Section 4.14 of the Credit Agreement that certain Pledge and Security Agreement effective as of May 25, 2012 (such pledge and security agreements are herein collectively called the, “Security Agreement”) pursuant to which Borrower and Guarantors granted Lender a first priority security interest in and to the Collateral (as defined in the Security Agreement);

WHEREAS, Borrower and Guarantors have requested Lender (i) extend additional credit to Borrower in the form of a new term loan, (ii) extend the maturity date and reduce the maximum outstanding principal balance of the Line of Credit, (iii) amend certain financial covenants of Borrower set forth in the Credit Agreement, (iv) amend the Borrowing Base set forth in the Credit Agreement in certain respects, and (v) amend the Credit Agreement in certain other respects, and in connection therewith (a) Borrower, Guarantors and Lender have entered into that certain Fourth Amendment to Credit Agreement (the “Fourth Amendment”) dated of even date herewith (the Existing Credit Agreement as amended by the Fourth Amendment is herein called the “Credit Agreement”; capitalized terms used herein but not otherwise defined shall have their respective meanings set forth in the Credit Agreement), (b) Borrower has executed and delivered to Lender that certain Third Amended and Restated Line of Credit Promissory Note dated of even date herewith in the stated principal amount of $4,000,000.00 (the “Third Amended and Restated Line of Credit Note,” and the Existing Line of Credit Note as amended by the Third Amended and Restated Line of Credit Note is herein called the “Line of Credit Note”), and (c) Borrower has executed and delivered to Lender that certain Promissory Note dated of even date herewith in the stated principal amount of $3,000,000.00, such note evidencing the Term Loan (the “Term Note”, and collectively with the Line of Credit Note, the “Note”);

WHEREAS, Lender has conditioned its obligations under the Credit Agreement, among other things, upon the execution and delivery of this Amendment by Borrower and Guarantors;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Security Agreement is modified and amended as follows:

1.                  Amendment to Section 1.3 of the Security Agreement. The term “Note” in Section 1.3 of the Security Agreement is amended and restated in its entirety to hereafter read as follows:

THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT – Page 1

“‘Note’ means, collectively, (a) that certain Third Amended and Restated Line of Credit Note dated effective as of October 24, 2015, in the stated principal amount of $4,000,000.00, executed by Borrower and payable to the order of Lender, as may be renewed, extended and amended from time to time, and (b) that certain Promissory Note dated effective as of October 24, 2015, in the stated principal amount of $3,000,000.00, executed by Borrower and payable to the order of Lender, as may be renewed, extended and amended from time to time.”

2.                  Expenses. All expenses incurred by Borrower, Guarantors and Lender in connection with this transaction, including, but not limited to, reasonable attorneys’ fees and shall be borne by Borrower.

3.                  Ratification of Prior Instruments and Priorities. Except as herein expressly amended, each and every term, condition, warranty and provision of the Security Agreement shall remain in full force and effect and such are hereby ratified, confirmed and approved by the parties hereto. Nothing herein shall be construed to alter or affect the priority of the lien or title created by the Security Agreement. Any provision herein that might otherwise be construed to conflict with the desire of Lender that the security interests and liens created under the Security Agreement, as amended hereby, and the other Loan Documents be maintained and preserved prior to any and all security interests and encumbrances affecting the Collateral (as defined in the Security Agreement) arising subsequent to the execution of the Security Agreement shall, at Lender’s option, be void and of no force and effect; it being the expressly declared intention of the parties hereto that no novation of the Security Agreement be created hereby. The Security Agreement, as modified and amended hereby, is hereby ratified and confirmed in all respects.

4.                  Further Assurances. Borrower and Guarantors, upon request from Lender, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

5.                  Descriptive Headings. Descriptive headings are inserted for convenience and reference only and do not in any way limit or amplify the terms and provisions hereof.

6.                  Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

7.                  Arbitration. All disputes, claims and controversies arising from the Security Agreement, as amended hereby, shall be governed by the terms of Section 7.15 of the Credit Agreement.

[The Remainder of this Page Intentionally Left Blank.

THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT – Page 2

LENDER:

AMEGY BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Tamara Ray
Name: Tamara Ray
Title: Vice President

BORROWER:

WILHELMINA INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

GUARANTOR:

WILHELMINA LICENSING LLC,
a Delaware limited liability company

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

WILHELMINA FILM & TV PRODUCTIONS LLC, a Delaware limited liability company

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

WILHELMINA ARTIST MANAGEMENT LLC, a New York limited liability company

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Signature Page

WILHELMINA-MIAMI, INC.,
a Florida corporation

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

WILHELMINA INTERNATIONAL, LTD.,
a New York corporation

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

WILHELMINA WEST, INC.,
a California corporation

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

WILHELMINA MODELS, INC.,
a New York corporation

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

LW1, INC.,
a California corporation

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

WILHELMINA CREATIVE, LLC, a Delaware limited liability company

By:	/s/ David S. Chaiken
David S. Chaiken
Chief Accounting Officer

THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT – Signature Page